UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2015

Burlington Stores, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Florence, New Jersey 08518

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)	On January 9, 2015, the Company announced the resignation and retirement of Todd Weyhrich as the Executive Vice President and Chief Financial Officer of Burlington Stores, Inc. (the “Company”) effective January 8, 2015.

5.02(c)

Marc Katz, the Company’s Executive Vice President, Merchandising Support and Information Technology, has been appointed to the position of Executive Vice President and Chief Financial Officer of the Company effective as of January 12, 2015. Mr. Katz, 50, has served as the Company’s Executive Vice President, Merchandising Support and Information Technology since April 2011. From December 2009 through April 2011, Mr. Katz served as the Company’s Executive Vice President of Merchandise Planning and Allocation. From the commencement of his employment with us in July 2008 through December 2009, Mr. Katz served as the Company’s Executive Vice President and Chief Accounting Officer.

In connection with Mr. Katz’s appointment to the position of Executive Vice President and Chief Financial Officer, the Compensation Committee of the Company’s Board of Directors granted Mr. Katz 10,000 shares of restricted common stock of the Company, pursuant to the Burlington Holdings, Inc. 2006 Management Incentive Plan and the relevant grant agreement, such shares vesting on the third anniversary of the grant date subject to Mr. Katz’s employment through such date. Mr. Katz’s employment by the Company is governed by that certain Employment Agreement (the “Katz Employment Agreement”), dated as of June 26, 2008, by and between Mr. Katz and Burlington Coat Factory Warehouse Corporation, a wholly-owned subsidiary of the Company, as amended by that certain Amendment No. 1 dated as of October 16, 2012 (the “Katz First Amendment”). The Katz Employment Agreement is described in, and is included as an exhibit to, the Current Report of Burlington Coat Factory Investments Holdings, Inc., a wholly-owned subsidiary of the Company, on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 27, 2008, and the Katz First Amendment is included as an exhibit to the Company’s Registration Statement on Form S-1/A filed with the SEC on September 6, 2013.

Item 7.01	Regulation FD Disclosure.

On January 9, 2015, the Company issued (i) a press release announcing the matters described in Item 5.02(b) and 5.02 (c) above, and (ii) a press release updating its previously provided guidance for the fourth quarter and fiscal year ending January 31, 2015. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated January 9, 2015

99.2	Press Release dated January 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Paul Tang
Paul Tang Executive Vice President and General Counsel

Date: January 14, 2015